UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 1, 2022, CNO Financial Group, Inc. ("CNO" or the "Company") issued: (i) a press release announcing its financial results for the quarter ended June 30, 2022, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference; (ii) the Quarterly Financial Supplement for June 30, 2022, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference; and (iii) additional financial information related to its financial and operating results for the quarter ended June 30, 2022, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information contained under Item 2.02 in this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the affirmative vote of the Company's shareholders at CNO's annual meeting on May 19, 2022, the Company amended its Amended and Restated Certificate of Incorporation, effective July 29, 2022. This amendment extends the protective amendment to preserve the value of tax net operating losses and certain other tax losses. The Amended and Restated Certificate of Incorporation of the Company is filed herewith as Exhibit 3.1.

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are exhibits to this Current Report on Form 8-K:

3.1	Amended and Restated Certificate of Incorporation of CNO Financial Group, Inc.
3.1.1	Amended and Restated Certificate of Incorporation of CNO Financial Group, Inc., redlined for amendments.
99.1	Press release dated August 1, 2022 related to financial results for the quarter ended June 30, 2022.
99.2	Quarterly Financial Supplement - 2Q2022.
99.3	Second Quarter 2022 Financial and Operating Results for the period ended June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: August 1, 2022
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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